September 10, 2025

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

RE: Fortitude Life Insurance & Annuity Company Variable Account E

File No. 811-07260

Members of the Commission:
On behalf of Fortitude Life Insurance & Annuity Company and Fortitude Life Insurance & Annuity Company Variable Account E, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying fund for the period ended June 30, 2025, have been submitted to contract owners.
Fund Company	1940 Act Registration No.
Columbia Funds Variable Series Trust II	811-22127

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.
Please call me at (615) 981-8801 if you have any questions.
Sincerely,

/s/ Richard E. Buckley
Richard E. Buckley

Richard E. Buckley
Senior Vice President and Assistant General Counsel
Fortitude Life Insurance & Annuity Company
Ten Exchange Place, Suite 2210
Jersey City, New Jersey 07302
T +1 (615) 981 8801
richard.buckley@fortitude-re.com